UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
OCTOBER 18, 2013

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-13368	37-1103704
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of principal executive offices)	(Zip Code)

(217) 234-7454
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Incorporated by reference is the quarterly stockholder report issued by First Mid-Illinois Bancshares, Inc. (the "Company") on October 23, 2013, attached as Exhibit 99.1, providing information concerning the Company's financial statements and operations as of September 30, 2013.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2013, the Company issued a press release announcing that its Chairman, President and Chief Executive Officer, William S. Rowland, informed the Company on October 18, 2013 that he will retire from the Company effective at the close of business on December 31, 2013. Following his retirement, Mr. Rowland will remain on the Board of Directors of the Company and each of its subsidiaries, First Mid-Illinois Bank & Trust, N.A. (the “Bank”), Mid-Illinois Data Services, Inc. (“Data Services”) and The Checkley Agency, Inc., doing business as First Mid Insurance Group (the “Insurance Group”). A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference herein.

The Company’s October 23, 2013 press release also announces that on October 22, 2013, the Company appointed Joseph R. Dively, age 54, who has served as the Senior Executive Vice President of the Company and the President of the Bank since May 9, 2011, to become the Chairman, President and Chief Executive Officer of the Company, in addition to retaining his position as President of the Bank, effective upon Mr. Rowland’s retirement from the Company.

In addition to serving as the Senior Executive Vice President of the Company and the President of the Bank since 2011, Mr. Dively has been a member of the Boards of Directors of the Company and the Bank since 2004. Since 2009, he has also served as a member of the Boards of Directors of Data Services and the Insurance Group. Prior to assuming his positions as the Senior Executive Vice President of the Company and the President of the Bank, Mr. Dively served, from 2003 to 2011, as the Senior Vice President of Consolidated Communications Holdings, Inc., a Mattoon, Illinois based telecommunications holding company. Mr. Dively worked for Consolidated Communications Holdings, Inc. and its affiliates from 1991 to 2011.

On October 22, 2013, the Company and Mr. Dively entered into an Amended and Restated Employment Agreement, effective January 1, 2014 and continuing until December 31, 2016, under which Mr. Dively agrees to serve as the President and Chief Executive Officer of the Company and the President of the Bank (the “Dively Agreement”). Under the Dively Agreement, Mr. Dively will receive an annual base salary of $320,000 and will participate in the Company’s Incentive Compensation Plan, with potential annual cash incentive compensation of up to 50% of his annual base salary, Deferred Compensation Plan and 2007 Stock Incentive Plan. The Dively Agreement also provides Mr. Dively with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The Dively Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein. This summary of the Dively Agreement does not purport to be complete and is qualified in its entirety by reference to the Dively Agreement.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit 10.1 Amended and Restated Employment Agreement between First Mid-Illinois Bancshares, Inc. and Joseph R. Dively, effective January 1, 2014

Exhibit 99.1 Quarterly stockholder report as of and for the period ending September 30, 2013

Exhibit 99.2 Press Release, October 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: October 23, 2013
                                                            Michael L. Taylor
                                                            Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Amended and Restated Employment Agreement between First Mid-Illinois Bancshares, Inc. and Joseph R. Dively, effective January 1, 2014

99.1	Quarterly Report to Stockholders

99.2	Press Release, October 23, 2013